Exhibit 99.2

contact: telephone: email:	William Pollett, Treasurer +1(441) 299 7576 bill.pollett@montpelierre.bm

Financial Supplement

March 31, 2013

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company’s control. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission, for specific important factors that could cause actual results to differ materially from those contained in forward- looking statements. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar meaning generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends on, or repurchases of, our common shares or preferred shares to differ include, but are not limited to: market conditions affecting the prices of our common shares or preferred shares; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to effectively execute the business plans of the Company, its subsidiaries and any new ventures that it may enter into; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of written premium estimates reported by cedants and brokers on pro-rata contracts and certain excess-of-loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency fluctuations.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Insurance and Reinsurance Premiums Written by Line of Business

5	Net Insurance and Reinsurance Premiums Earned by Line of Business

6	Natural Catastrophe Risk Management

7	Rollforward of Loss and LAE Reserves

8	Losses and Loss Ratios by Line of Business

9	Consolidated Investment Portfolio

10	Consolidated Investment Detail - Mortgage-Backed and Asset-Backed Securities

11	Consolidated Investment Detail - Corporate Bonds

12	Reinsurance Recoverable by Rating

13	Fully Converted Book Value Per Common Share

14	Income (Loss) Available to the Company’s Common Shareholders Per Share

15	Non-GAAP Financial Measures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended March 31
	2013	2012	% change

Selected financial highlights
Gross insurance and reinsurance premiums written	$261.2	$259.7	1%
Net insurance and reinsurance premiums written	226.0	220.0	3%
Net insurance and reinsurance premiums earned	159.7	160.5	0%
Net investment income	16.4	17.6	-7%
Underwriting income	60.1	66.0	-9%
Operating income avail. to the Company’s common shareholders (1)	66.0	75.7	-13%
Net income avail. to the Company’s common shareholders	92.1	107.1	-14%
Comprehensive income avail. to the Company	91.9	110.8	-17%
Total assets	4,050.8	3,803.6
Common shareholders’ equity	1,526.3	1,465.1
Total shareholders’ equity available to the Company	1,676.3	1,615.1

Amounts per common share
Operating income avail. to the Company’s common shareholders (2)	$1.18	$1.23
Net income avail. to the Company’s common shareholders (2)	1.65	1.74
Fully converted book value (3)	27.49	24.30

Financial ratios
Loss and loss adjustment expense ratio:
Current year	43.2%	45.3%
Prior year	-11.5%	-17.9%
Loss and loss adjustment expense ratio	31.7%	27.4%
Acquisition cost ratio	13.9%	15.5%
General and administrative expense ratio	16.8%	16.0%
Combined ratio	62.4%	58.9%

Operating income / Average common shareholders’ equity	4.4%	5.3%

Change in FCBVPCS adjusted for dividends (4)	5.6%	7.5%

(1) Excludes net investment and foreign exchange gains and losses and any significant non-recurring items.

(2) See Page 14 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

(3) See Page 13 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

(4) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account dividends declared on common shares during the period.  See page 15 for information regarding our use of Non-GAAP Financial Measures.

n/m - not meaningful

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

in millions, except per share amounts

	March 31	December 31	September 30	June 30	March 31
	2013	2012	2012	2012	2012

ASSETS
Investments, cash and cash equivalents	$3,240.5	$3,319.4	$3,355.8	$3,225.3	$3,201.3
Insurance and reinsurance premiums receivable	281.4	222.9	287.9	353.5	287.1
Deferred insurance and reinsurance acquisition costs	52.3	48.4	54.2	57.7	56.9
Reinsurance recoverable on paid and unpaid losses	91.5	109.4	85.5	82.3	74.3
Unearned reinsurance premiums ceded	36.1	22.2	47.6	51.1	38.2
Unsettled sales of investments	306.9	48.9	181.4	88.2	106.4
Other assets	42.1	38.9	37.1	36.6	39.4

Total Assets	$4,050.8	$3,810.1	$4,049.5	$3,894.7	$3,803.6

LIABILITIES
Loss and loss adjustment expense reserves	$1,035.3	$1,112.4	$1,039.4	$1,029.9	$1,035.7
Unearned insurance and reinsurance premiums	341.9	270.1	368.2	418.3	344.7
Debt	399.1	399.1	327.9	327.9	327.9
Liability for investment securities sold short	126.8	138.8	153.4	127.7	104.3
Unsettled purchases of investments	327.9	148.7	375.5	251.0	275.2
Other liabilities	110.9	111.6	111.1	115.2	100.7

Total Liabilities	2,341.9	2,180.7	2,375.5	2,270.0	2,188.5

SHAREHOLDERS’ EQUITY
Preferred shareholders’ equity	150.0	150.0	150.0	150.0	150.0
Common shareholders’ equity	1,526.3	1,479.4	1,524.0	1,474.7	1,465.1

Total Shareholders’ Equity available to the Company	1,676.3	1,629.4	1,674.0	1,624.7	1,615.1

Non-controlling interest	32.6	—	—	—	—

Total Shareholders’ Equity	1,708.9	1,629.4	1,674.0	1,624.7	1,615.1

Total Liabilities and Shareholders’ Equity	$4,050.8	$3,810.1	$4,049.5	$3,894.7	$3,803.6

Fully converted book value per common share (1)	$27.49	$26.14	$26.61	$25.36	$24.30

(1) See Page 13 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

	Q1-13	Q4-12	Q3-12	Q2-12	Q1-12	Year 2012

Underwriting revenues
Gross insurance and reinsurance premiums written	$261.2	$94.4	$127.7	$253.5	$259.7	$735.3
Reinsurance premiums ceded	(35.2)	(11.0)	(26.2)	(42.7)	(39.7)	(119.6)
Net insurance and reinsurance premiums written	226.0	83.4	101.5	210.8	220.0	615.7

Gross insurance and reinsurance premiums earned	180.6	193.0	183.1	176.1	184.1	736.3
Earned reinsurance premiums ceded	(20.9)	(36.4)	(30.1)	(29.7)	(23.6)	(119.8)
Net insurance and reinsurance premiums earned	159.7	156.6	153.0	146.4	160.5	616.5

Underwriting expenses
Loss and loss adjustment expenses - current year	(69.0)	(154.2)	(73.0)	(73.9)	(72.7)	(373.8)
Loss and loss adjustment expenses - prior year	18.4	26.3	15.7	16.7	28.7	87.4
Insurance and reinsurance acquisition costs	(22.1)	(24.7)	(23.5)	(23.6)	(24.8)	(96.6)
Operating expenses	(20.4)	(19.6)	(18.9)	(20.8)	(20.1)	(79.4)
Incentive compensation expenses	(6.5)	(9.4)	(11.6)	(10.2)	(5.6)	(36.8)

Underwriting income (loss)	60.1	(25.0)	41.7	34.6	66.0	117.3

Net investment income	16.4	16.8	15.5	17.2	17.6	67.1
Other revenue	—	—	0.1	0.2	0.5	0.8
Interest and other financing expenses	(4.7)	(5.9)	(4.7)	(4.8)	(5.0)	(20.4)
Net realized and unrealized investment gains (losses)	(0.7)	3.5	33.2	13.3	32.4	82.4
Net foreign exchange gains (losses)	21.1	(2.3)	(10.8)	2.9	(2.6)	(12.8)
Net income (loss) from derivative instruments	4.6	(1.1)	0.7	2.1	1.5	3.2
Loss on early extinguishment of debt	—	(9.7)	—	—	—	(9.7)
Income tax benefit (provision)	(0.2)	0.4	(0.7)	—	—	(0.3)

Net income (loss)	96.6	(23.3)	75.0	65.5	110.4	227.6

Net income attributable to non-controlling interest	(1.2)	—	—	—	—	—

Net income (loss) available to the Company	95.4	(23.3)	75.0	65.5	110.4	227.6

Dividends declared on non-cumulative preferred shares	(3.3)	(3.3)	(3.3)	(3.4)	(3.3)	(13.3)

Net income (loss) available to the Company’s common shareholders	$92.1	$(26.6)	$71.7	$62.1	$107.1	$214.3

Net income (loss)	$96.6	$(23.3)	$75.0	$65.5	$110.4	$227.6

Net change in foreign currency translation	(3.5)	0.3	1.7	(1.6)	0.4	0.8

Comprehensive income (loss)	93.1	(23.0)	76.7	63.9	110.8	228.4

Net income attributable to non-controlling interest	(1.2)	—	—	—	—	—

Comprehensive income (loss) available to the Company	$91.9	$(23.0)	$76.7	$63.9	$110.8	$228.4

Net income (loss) available to the Company’s common shareholders	$92.1	$(26.6)	$71.7	$62.1	$107.1	$214.3
Add (subtract):
Net realized and unrealized investment (gains) losses	0.7	(3.5)	(33.2)	(13.3)	(32.4)	(82.4)
Net (gains) losses from investment-related derivative instruments	(6.8)	0.4	2.1	(0.8)	(1.7)	—
Net foreign exchange (gains) losses	(21.1)	2.3	10.8	(2.9)	2.6	12.8
Net (gains) losses from fx-related derivative instruments	1.1	0.8	(2.9)	(1.5)	0.1	(3.5)
Loss on early extinguishment of debt	—	9.7	—	—	—	9.7

Operating income (loss) available to the Company’s common shareholders	$66.0	$(16.9)	$48.5	$43.6	$75.7	$150.9

Loss and loss adjustment expense ratio:
Current year	43.2%	98.6%	47.6%	50.6%	45.3%	60.6%
Prior year	-11.5%	-16.9%	-10.2%	-11.4%	-17.9%	-14.2%
Loss and loss adjustment expense ratio	31.7%	81.7%	37.4%	39.2%	27.4%	46.4%
Acquisition costs ratio	13.9%	15.8%	15.4%	16.1%	15.5%	15.7%
Operating expenses	12.7%	12.5%	12.3%	14.2%	12.5%	12.9%
Incentive compensation expenses	4.1%	6.0%	7.6%	7.0%	3.5%	6.0%
Combined ratio	62.4%	116.0%	72.7%	76.5%	58.9%	81.0%

Operating income (loss) avail. to the Company’s common shareholders per share (1)	$1.18	$(0.31)	$0.85	$0.74	$1.23	$2.58
Net income (loss) avail. to the Company’s common shareholders per share (1)	$1.65	$(0.48)	$1.25	$1.06	$1.74	$3.67
Operating income (loss) / Average common shareholders’ equity	4.4%	-1.1%	3.2%	3.0%	5.3%	10.3%

(1) See Page 14 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Net Premiums Written by Line of Business

(unaudited)

in millions

Net Insurance and Reinsurance Premiums Written	Q1-13	Q4-12	Q3-12	Q2-12	Q1-12	Year 2012

Bermuda
Property Catastrophe - Treaty Reinsurance	$98.3	$10.2	$20.9	$110.7	$103.4	$245.2
Property Specialty - Treaty Reinsurance	12.0	11.7	11.7	12.3	11.2	46.9
Other Specialty - Treaty Reinsurance	31.1	12.2	10.8	9.3	34.1	66.4
Property & Specialty Individual Risk	8.6	(1.0)	3.7	14.1	5.4	22.2
	$150.0	$33.1	$47.1	$146.4	$154.1	$380.7

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$2.5	$2.0	$(1.0)	$2.1	$8.1	$11.2
Property Specialty - Treaty Reinsurance	2.6	0.5	3.0	0.5	2.5	6.5
Other Specialty - Treaty Reinsurance	21.4	17.3	18.4	23.0	22.9	81.6
Property & Specialty Individual Risk	34.6	30.1	33.4	36.2	31.1	130.8
	$61.1	$49.9	$53.8	$61.8	$64.6	$230.1

Blue Capital
Property Catastrophe - Treaty Reinsurance	$14.6	$—	$—	$2.4	$—	$2.4
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—
Property & Specialty Individual Risk	—	—	—	—	—	—
	$14.6	$—	$—	$2.4	$—	$2.4

MUSIC Run-Off
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—
Property & Specialty Individual Risk	0.3	0.4	0.6	0.2	1.3	2.5
	$0.3	$0.4	$0.6	$0.2	$1.3	$2.5

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$0.6	$—	$(0.1)	$—	$2.7	$2.6
Property Specialty - Treaty Reinsurance	—	—	0.1	—	(0.1)	—
Other Specialty - Treaty Reinsurance	—	—	—	—	(0.4)	(0.4)
Property & Specialty Individual Risk	(0.6)	—	—	—	(2.2)	(2.2)
	$—	$—	$—	$—	$—	$—

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$116.0	$12.2	$19.8	$115.2	$114.2	$261.4
Property Specialty - Treaty Reinsurance	14.6	12.2	14.8	12.8	13.6	53.4
Other Specialty - Treaty Reinsurance	52.5	29.5	29.2	32.3	56.6	147.6
Property & Specialty Individual Risk	42.9	29.5	37.7	50.5	35.6	153.3
	$226.0	$83.4	$101.5	$210.8	$220.0	$615.7

Reinstatements included in NWP	$2.4	$6.9	$2.2	$1.3	$2.7	$13.1

Consolidated 12 Mo. Rolling NWP	$621.7	$615.7	$613.9	$634.0	$617.5

MONTPELIER RE HOLDINGS LTD.

Net Premiums Earned by Line of Business

(unaudited)

in millions

Net Insurance and Reinsurance Premiums Earned	Q1-13	Q4-12	Q3-12	Q2-12	Q1-12	Year 2012

Bermuda
Property Catastrophe - Treaty Reinsurance	$62.0	$60.9	$58.0	$55.7	$60.8	$235.4
Property Specialty - Treaty Reinsurance	11.4	11.8	10.7	11.5	10.5	44.5
Other Specialty - Treaty Reinsurance	18.9	17.8	16.6	10.3	19.0	63.7
Property & Specialty Individual Risk	8.9	3.4	7.1	7.4	8.0	25.9
	$101.2	$93.9	$92.4	$84.9	$98.3	$369.5

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$0.1	$4.5	$1.4	$3.4	$2.3	$11.6
Property Specialty - Treaty Reinsurance	1.4	2.1	1.6	1.6	1.7	7.0
Other Specialty - Treaty Reinsurance	22.0	20.3	19.0	21.2	18.7	79.2
Property & Specialty Individual Risk	30.9	32.9	32.0	26.5	28.1	119.5
	$54.4	$59.8	$54.0	$52.7	$50.8	$217.3

Blue Capital
Property Catastrophe - Treaty Reinsurance	$3.8	$0.9	$1.1	$0.4	$—	$2.4
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—
Property & Specialty Individual Risk	—	—	—	—	—	—
	$3.8	$0.9	$1.1	$0.4	$—	$2.4

MUSIC Run-Off
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—
Property & Specialty Individual Risk	0.3	2.0	5.5	8.4	11.4	27.3
	$0.3	$2.0	$5.5	$8.4	$11.4	$27.3

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$0.6	$—	$—	$—	$0.2	$0.2
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	0.7	0.7
Property & Specialty Individual Risk	(0.6)	—	—	—	(0.9)	(0.9)
	$—	$—	$—	$—	$—	$—

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$66.5	$66.3	$60.5	$59.5	$63.3	$249.6
Property Specialty - Treaty Reinsurance	12.8	13.9	12.3	13.1	12.2	51.5
Other Specialty - Treaty Reinsurance	40.9	38.1	35.6	31.5	38.4	143.6
Property & Specialty Individual Risk	39.5	38.3	44.6	42.3	46.6	171.8
	$159.7	$156.6	$153.0	$146.4	$160.5	$616.5

Reinstatements included in NPE	$2.4	$6.9	$2.2	$1.3	$2.7	$13.1

Consolidated 12 Mo. Rolling NPE	$615.7	$616.5	$608.2	$611.1	$617.1

MONTPELIER RE HOLDINGS LTD.

Natural Catastrophe Risk Management (1)

$ in millions

Exposure Management

	Net Reinsurance Treaty Limits by Zone (1)
	As of January 1, 2013		As of June 1, 2012
	Treaty Limits	% of March 31, 2013 Shareholders’ Equity	Treaty Limits	% of Sept. 30, 2012 Shareholders’ Equity
U.S. Hurricane:

Mid-Atlantic hurricane	$555	33%	$545	33%
Northeast hurricane	434	26%	402	24%
Florida hurricane	406	24%	372	22%
Gulf hurricane	366	22%	360	22%
Hawaii hurricane	133	8%	180	11%

U.S. Earthquake:

New Madrid earthquake	$479	29%	$458	27%
Northwest earthquake	310	18%	290	17%
California earthquake	287	17%	290	17%

European Windstorm:

Western Europe windstorm	$388	23%	$272	16%
UK & Ireland windstorm	342	20%	282	17%
Scandinavia windstorm	100	6%	89	5%

Other Countries:

Japan earthquake	$256	15%	$263	16%
Australia earthquake	231	14%	150	9%
Australia cyclone	227	14%	144	9%
Canada earthquake	208	12%	231	14%
Turkey earthquake	184	11%	139	8%
Japan windstorm	135	8%	131	8%
New Zealand earthquake	133	8%	108	6%
Chile earthquake	93	6%	102	6%

Single Event Losses

	Net Impact From Single Event Losses by Return Period (2)
	As of January 1, 2013				As of June 1, 2012
	Net Impact		% of March 31, 2013 Shareholders’ Equity		Net Impact		% of Sept. 30, 2012 Shareholders’ Equity
	100-year	250-year	100-year	250-year	100-year	250-year	100-year	250-year

U.S. Hurricane	$339	$406	20%	24%	$306	$375	18%	22%
U.S. Earthquake	164	250	10%	15%	180	230	11%	14%
Europe Windstorm	198	241	12%	14%	158	183	9%	11%

NOTE - These disclosures should be read in conjunction with item 1A “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

(1)  The treaty limits presented include the Company’s portion of the exposures assumed through its investment in the Blue Capital Global Reinsurance Fund Limited (a closed-end mutual fund). The treaty limits presented are shown net of any outward reinsurance or other third-party protection we purchase but have not been reduced by any expected reinstatement premiums.

(2)  The single event losses presented include the Company’s portion of exposures assumed through its investment in the Blue Capital Global Reinsurance Fund Limited and are shown net of: (i) any outward reinsurance or other third-party protection we purchase; and (ii) the benefit of any expected reinstatement premiums.  A “100-year” return period can also be referred to as the 1.0% occurrence exceedance probability (“OEP”) meaning there is a 1.0% chance in any given year that this level will be exceeded.  A “250-year” return period can also be referred to as the 0.4% OEP meaning there is a 0.4% chance in any given year that this level will be exceeded.

MONTPELIER RE HOLDINGS LTD.

Rollforward of Loss and LAE Reserves (unaudited)

in millions

	Three months ended March 31, 2013			Three months ended March 31, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$1,112.4	$102.7	$1,009.7	$1,077.1	$77.7	$999.4

Losses incurred:
Current year	73.3	4.3	69.0	76.4	3.7	72.7
Prior years	(32.9)	(14.5)	(18.4)	(36.2)	(7.5)	(28.7)
Total losses incurred	40.4	(10.2)	50.6	40.2	(3.8)	44.0

Net foreign currency translation movements	(23.1)	(0.4)	(22.7)	7.5	(0.1)	7.6

Losses paid and approved for payment:
Current year	(4.7)	(0.1)	(4.6)	(2.3)	(0.1)	(2.2)
Prior years	(89.7)	(5.4)	(84.3)	(86.8)	(2.6)	(84.2)
Total paid losses	(94.4)	(5.5)	(88.9)	(89.1)	(2.7)	(86.4)

Reserve for unpaid losses, end of period	$1,035.3	$86.6	$948.7	$1,035.7	$71.1	$964.6

MONTPELIER RE HOLDINGS LTD.

Consolidated Losses and Loss Ratios

(unaudited)

$ in millions

						Year
	Q1-13	Q4-12	Q3-12	Q2-12	Q1-12	2012
Property Catastrophe - Treaty

Net reserves: start	$300.2	$289.1	$299.2	$323.8	$362.9	$362.9
Change in prior AY	(17.2)	(9.7)	(5.3)	(10.7)	(4.8)	(30.5)
Losses paid and approved for payment	(23.0)	(29.7)	(23.6)	(26.7)	(42.7)	(122.7)
Current yr. incurred losses	16.8	50.5	18.8	12.8	8.4	90.5
Net reserves sold - MUSIC
Net reserves: end	$276.8	$300.2	$289.1	$299.2	$323.8	$300.2

Net earned premium	$66.5	$66.3	$60.5	$59.5	$63.3	249.6
Net loss ratio	-0.6%	61.5%	22.3%	3.5%	5.7%	24.0%
Net loss ratio excl. prior AY adjusts.	25.3%	76.1%	31.1%	21.5%	13.3%	36.2%
Net loss ratio - prior AY adjusts.	-25.9%	-14.6%	-8.8%	-18.0%	-7.6%	-12.2%

IBNR	$120.1	$131.2	$115.1	$113.7	$136.2
IBNR as a % of net reserves	43%	44%	40%	38%	42%

Property Specialty - Treaty

Net reserves: start	$138.8	$126.0	$133.9	$133.7	$146.4	$146.4
Change in prior AY	(1.4)	(5.9)	(5.6)	2.8	(9.6)	(18.3)
Losses paid and approved for payment	(10.5)	(6.3)	(9.4)	(13.0)	(10.3)	(39.0)
Current yr. incurred losses	7.2	25.0	7.1	10.4	7.2	49.7
Net reserves sold - MUSIC
Net reserves: end	$134.1	$138.8	$126.0	$133.9	$133.7	$138.8

Net earned premium	$12.8	$13.9	$12.3	$13.1	$12.2	51.5
Net loss ratio	45.3%	137.4%	12.2%	100.8%	-19.7%	61.0%
Net loss ratio excl. prior AY adjusts.	56.2%	179.8%	57.7%	79.4%	59.0%	96.5%
Net loss ratio - prior AY adjusts.	-10.9%	-42.4%	-45.5%	21.4%	-78.7%	-35.5%

IBNR	$79.9	$81.9	$70.9	$76.8	$71.9
IBNR as a % of net reserves	60%	59%	56%	57%	54%

Other Specialty - Treaty

Net reserves: start	$288.1	$288.4	$274.6	$275.8	$268.6	$268.6
Change in prior AY	1.2	(3.7)	(4.0)	(13.2)	(5.0)	(25.9)
Losses paid and approved for payment	(15.7)	(14.5)	(7.6)	(9.5)	(10.2)	(41.8)
Current yr. incurred losses	20.4	17.9	25.4	21.5	22.4	87.2
Net reserves sold - MUSIC
Net reserves: end	$294.0	$288.1	$288.4	$274.6	$275.8	$288.1

Net earned premium	$40.9	$38.1	$35.6	$31.5	$38.4	143.6
Net loss ratio	52.8%	37.3%	60.1%	26.3%	45.3%	42.7%
Net loss ratio excl. prior AY adjusts.	49.9%	47.0%	71.3%	68.2%	58.3%	60.7%
Net loss ratio - prior AY adjusts.	2.9%	-9.7%	-11.2%	-41.9%	-13.0%	-18.0%

IBNR	$215.1	$209.2	$207.9	$202.9	$209.0
IBNR as a % of net reserves	73%	73%	72%	74%	76%

Property and Specialty Individual Risk

Net reserves: start	$275.1	$249.7	$249.1	$228.2	$226.0	$226.0
Change in prior AY	(1.0)	(7.0)	(0.8)	4.4	(9.3)	(12.7)
Losses paid and approved for payment	(39.7)	(28.4)	(20.3)	(12.7)	(23.2)	(84.6)
Current yr. incurred losses	24.6	60.8	21.7	29.2	34.7	146.4
Net reserves sold - MUSIC	—	—	—	—	—	—
Net reserves: end	$259.0	$275.1	$249.7	$249.1	$228.2	$275.1

Net earned premium	$39.5	$38.3	$44.6	$42.3	$46.6	171.8
Net loss ratio	59.7%	140.5%	46.9%	79.4%	54.5%	77.8%
Net loss ratio excl. prior AY adjusts.	62.2%	158.8%	48.7%	69.0%	74.5%	85.2%
Net loss ratio - prior AY adjusts.	-2.5%	-18.3%	-1.8%	10.4%	-20.0%	-7.4%

IBNR	$152.8	$154.9	$129.1	$120.3	$105.5
IBNR as a % of net reserves	59%	56%	52%	48%	46%

TOTAL

Net reserves: start	$1,009.7	$959.2	$951.1	$964.6	$999.4	$999.4
Change in prior AY	(18.4)	(26.3)	(15.7)	(16.7)	(28.7)	(87.4)
Losses paid and approved for payment	(88.9)	(78.9)	(60.9)	(61.9)	(86.4)	(288.1)
Current yr. incurred losses	69.0	154.2	73.0	73.9	72.7	373.8
Net reserves sold - MUSIC	—	—	—	—	—	—
Net impact of foreign currency	(22.7)	1.5	11.7	(8.8)	7.6	12.0
Net reserves: end	$948.7	$1,009.7	$959.2	$951.1	$964.6	$1,009.7

Net earned premium	$159.7	$156.6	$153.0	$146.4	$160.5	$616.5
Net loss ratio	31.7%	81.6%	37.4%	39.1%	27.4%	46.4%
Net loss ratio excl. prior AY adjusts.	43.2%	98.4%	47.7%	50.5%	45.3%	60.6%
Net loss ratio - prior AY adjusts.	-11.5%	-16.8%	-10.3%	-11.4%	-17.9%	-14.2%

IBNR	$567.9	$577.2	$523.0	$513.7	$522.6
IBNR as a % of net reserves	60%	57%	55%	54%	54%

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	March 31, 2013				December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Amortized	Unrealized	Fair		Fair		Fair		Fair		Fair
	Cost	Gain	Value	%	Value	%	Value	%	Value	%	Value	%
Composition:

Fixed maturities	$2,437.6	$54.0	$2,491.6	77%	$2,738.6	83%	$2,697.6	81%	$2,425.9	76%	$2,544.8	80%
Equity securities	30.8	3.4	34.2	1%	40.9	1%	40.9	1%	37.2	1%	39.8	1%
Other investments	99.3	3.8	103.1	3%	138.5	4%	102.2	3%	109.9	3%	94.9	3%
Cash equivalents	235.5	—	235.5	7%	56.5	2%	137.8	4%	195.5	6%	193.2	6%
Cash and restricted cash	376.1	—	376.1	12%	344.9	10%	377.3	11%	456.8	14%	328.6	10%

Total investments and cash (1)	$3,179.3	$61.2	$3,240.5	100%	$3,319.4	100%	$3,355.8	100%	$3,225.3	100%	$3,201.3	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (2)	$850.5	$18.8	$869.3	34%	$1,042.3	38%	$1,038.5	38%	$975.5	40%	$933.0	37%
Government & government-sponsored entities	585.2	7.1	592.3	24%	586.4	21%	645.6	24%	438.2	18%	555.3	22%
Corporate bonds (3)	939.2	21.9	961.1	39%	1,037.7	38%	942.2	35%	937.9	39%	978.3	38%
Municipal bonds	62.7	6.2	68.9	3%	72.2	3%	71.3	3%	74.3	3%	78.2	3%

Total fixed maturities	$2,437.6	$54.0	$2,491.6	100%	$2,738.6	100%	$2,697.6	100%	$2,425.9	100%	$2,544.8	100%

Other investments:

Limited partnership interests and private investment funds	$99.2	$(1.1)	$98.1	95%	$139.2	101%	$87.7	86%	$97.2	89%	$79.8	84%
Catastrophe bonds	—	—	—	0%	—	0%	10.0	10%	10.0	9%	10.0	11%
Derivative instruments	0.1	4.9	5.0	5%	(0.7)	-1%	4.5	4%	2.7	2%	5.0	5%

Total other investments	$99.3	$3.8	$103.1	100%	$138.5	100%	$102.2	100%	$109.9	100%	$94.9	100%

Total investment return:

Net investment income			$16.4		$16.8		$15.5		$17.2		$17.6
Net income (loss) from investment-related derivative instruments			(0.8)		0.6		0.4		0.1		—
Net realized investment gains			9.1		6.2		14.9		7.4		28.2
Net unrealized investment gains (losses)			(9.8)		(2.7)		18.3		5.9		4.2
Net gains (losses) from investment-related derivative instruments			6.8		(0.4)		(2.1)		0.8		1.7
Net investment FX gains (losses) from managed cash and investments			(1.8)		(1.3)		0.4		0.1		(0.8)

Total investment return			$19.9		$19.2		$47.4		$31.5		$50.9

Total quarterly return on average fair value % (4)			0.7%		0.6%		1.6%		1.1%		1.7%

Average market yield to worst of fixed maturities and cash equivalents (5)			2.1%		2.2%		2.0%		2.5%		2.9%
Average duration of the portfolio including cash and cash equivalents (5)			2.7 years		3.1 years		3.0 years		2.6 years		2.7 years
Average credit quality of fixed maturities and cash equivalents (5)			AA-		AA-		AA-		AA-		AA-
Average duration of the portfolio (5)			3.1 years		3.3 years		3.2 years		3.0 years		3.1 years

(1)       We also hold various short investment positions which are reported as liabilities on our Consolidated Balance Sheets. Some of these short positions fully or partially offset some of the long investment positions presented above.

(2)       See Page 10 for additional detail regarding our investments in mortgage-backed and asset-backed securities.

(3)       Corporate bonds includes bank loans.  See page 11 for additional details.

(4)       Excludes net gains (losses) from non-investment FX contracts which are undertaken solely to hedge our insurance balances that are exposed to FX movements. In accordance with GAAP, these FX contracts are presented within our other investments. Also, beginning June 2012, excludes those cash and cash equivalents (which totaled $89.0 million at March 31, 2013) that served to collateralize Blue Water Re’s reinsurance operations.  These assets generate virtually no investment income and the “return” on these invested assets constitutes Blue Water Re’s underwriting result and is included in our combined ratio.

(5)       Net of short positions and cash held for operations.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail

Mortgage-Backed and Asset-Backed Securities

(unaudited)

$ in millions

At March 31, 2013

					Option		Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (1)
	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped
Mortgage-backed and asset-backed securities

Residential-Mortgage Backed:

GNMA	$14.2	$15.0	$0.8	AA
FNMA	110.6	111.6	1.0	AA
Freddie Mac	112.2	116.4	4.2	AA
Total Residential Mortgage-Backed	$237.0	$243.0	$6.0	AA	4.6	5.8	$—	$—	$—

Collateralized Residential Mortgage Obligations:

GNMA	$15.7	$16.1	$0.4	AA
FNMA	9.7	9.5	(0.2)	AA
Freddie Mac	45.9	47.1	1.2	AA
Total agency CMOS	71.3	72.7	1.4

Non-agency CMOS	17.5	18.1	0.6	AAA			2.0
Non-agency CMOS	1.3	1.3	—	AA			1.3
Non-agency CMOS	3.1	3.1	—	A			0.3	1.4
Non-agency CMOS	5.5	5.5	—	BBB			1.7
Non-agency CMOS	9.0	9.4	0.4	BB			3.7	1.7
Non-agency CMOS	10.1	10.2	0.1	B			2.7	1.0
Non-agency CMOS	25.3	25.6	0.3	CCC			9.9	9.6
Non-agency CMOS	9.8	10.0	0.2	CC			2.8	2.2
Non-agency CMOS	7.1	7.0	(0.1)	C			1.4	0.9
Non-agency CMOS	7.6	7.9	0.3	D			0.3	5.1
Non-agency CMOS	1.9	1.9	—	NR				1.9
Total Non-agency CMOS	98.2	100.0	1.8

Total Collateralized Residential Mortgage Obligations	$169.5	$172.7	$3.2	BBB	2.8	4.7	$26.1	$23.8	$—

Asset-Backed Securities:

Credit card	$53.4	$54.2	$0.8	AAA
Credit card	3.8	3.9	0.1	A
Auto	82.6	83.5	0.9	AAA
Auto	3.9	4.0	0.1	AA
Auto	4.0	4.1	0.1	A
Auto	2.5	2.5	—	BBB					$0.3
Equipment	4.5	4.5	—	AAA
Equipment	0.5	0.5	—	AA
Equipment	0.3	0.3	—	A
Commercial Mortgage Backed Securities	104.0	107.9	3.9	AAA
Commercial Mortgage Backed Securities	40.4	41.7	1.3	AA
Commercial Mortgage Backed Securities	5.2	5.3	0.1	A
Commercial Mortgage Backed Securities	4.4	4.5	0.1	BBB
Commercial Mortgage Backed Securities	3.4	3.4	—	BB
Commercial Mortgage Backed Securities	0.6	0.6	—	CCC
Commercial Mortgage Backed Securities	9.4	9.6	0.2	NR
Miscellaneous	13.2	13.4	0.2	AAA
Miscellaneous	12.5	12.6	0.1	AA
Miscellaneous	19.2	19.7	0.5	A					0.1
Miscellaneous	28.3	28.7	0.4	BBB					1.2
Miscellaneous	21.1	21.3	0.2	BB
Miscellaneous	16.0	16.2	0.2	B
Miscellaneous	6.3	6.7	0.4	CCC
Miscellaneous	4.5	4.5	—	NR

Total Asset-Backed Securities	$444.0	$453.6	$9.6	AA	2.5	4.2	$—	$—	$1.6

Total Mortgage-Backed and Asset-Backed Securities	$850.5	$869.3	$18.8				$26.1	$23.8	$1.6

(1) We estimate that our insurance wrapped investments at 3/31/13 would be BBB- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail - Corporate Bonds

(unaudited)

$ in millions

At March 31, 2013

Corporate Bonds - Quality: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

AAA	$24.3	$24.9	$0.6	2.6
AA	42.2	42.9	0.7	3.3
A	263.1	271.8	8.7	2.4
BBB	165.5	170.6	5.1	3.7
Below BBB	362.9	369.1	6.2	2.8
Not Rated	10.5	10.8	0.3	2.0

Total Corporate Bonds	$868.5	$890.1	$21.6	2.9

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair	Gain	Total Corp.
	Cost	Value	(Loss)	Bonds

Citigroup Inc	$18.7	$19.4	$0.7	2.2%
JP Morgan Chase	18.2	19.0	0.8	2.1%
Bank of America Corp	17.7	18.4	0.7	2.1%
BP Capital	16.8	17.3	0.5	1.9%
Telecom Italia SPA	15.8	15.6	(0.2)	1.8%
Lloyds Banking Group PLC	12.2	13.3	1.1	1.5%
Wells Fargo & Co	12.6	13.1	0.5	1.5%
Goldman Sachs Group	12.1	13.0	0.9	1.5%
Schlumberger Ltd	12.0	12.3	0.3	1.4%
Wal-Mart Stores Inc	12.0	12.2	0.2	1.4%

Total	$148.1	$153.6	$5.5	17.3%

Corporate Bonds -  By Sector: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

Industrial	$549.1	$560.9	$11.8	2.8
Financial	253.4	261.9	8.5	3.1
Utility	29.5	30.2	0.7	4.7
All Others	36.5	37.1	0.6	1.1
Total	$868.5	$890.1	$21.6	2.9

(1)       We also hold various Credit Derivatives which may partially offset the credit exposures reported above.  In addition, the credit exposures noted above are reported net of short held positions that are held within the Other Liabilities section of the Balance Sheet ($71m of our total short positions). As such the above total will not mirror the Corporate Bonds balance reported on the Investments page.

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	March 31		December 31		September 30		June 30		March 31
	2013		2012		2012		2012		2012

Reinsurance recoverable on paid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	1.2	24	1.3	19	0.8	15	1.4	40	1.5	47
A	1.9	40	1.7	26	2.7	51	1.8	51	1.7	53
A-	0.8	16	1.8	27	0.5	9	0.2	6	—	—
Unrated by AM Best (1)	1.0	20	1.9	28	1.3	25	0.1	3	—	—

	$4.9	100%	$6.7	100%	$5.3	100%	$3.5	100%	$3.2	100%

Reinsurance recoverable on unpaid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	26.8	31	30.4	30	22.3	28	22.4	28	22.2	31
A	30.5	35	36.9	36	27.9	35	27.2	35	25.0	35
A-	6.6	8	8.3	8	4.8	6	3.8	5	2.8	4
Unrated by AM Best (1)	22.7	26	27.1	26	25.2	31	25.4	32	21.1	30

	$86.6	100%	$102.7	100%	$80.2	100%	$78.8	100%	$71.1	100%

Total reinsurance recoverable

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	28.0	31	31.7	29	23.1	27	23.8	29	23.7	32
A	32.4	35	38.6	35	30.6	36	29.0	35	26.7	36
A-	7.4	8	10.1	9	5.3	6	4.0	5	2.8	4
Unrated by AM Best (1)	23.7	26	29.0	27	26.5	31	25.5	31	21.1	28

	$91.5	100%	$109.4	100%	$85.5	100%	$82.3	100%	$74.3	100%

(1) These obligations are either: (i) fully collateralized; (ii) reinsurer has an S&P financial strength rating equivalent to an A.M. Best rating of A- or better; or (iii) reinsurer is considered by management to be financially sound.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Common Share (unaudited)

$ in millions, except per share amounts

	March 31	December 31	September 30	June 30	March 31
	2013	2012	2012	2012	2012

Numerators

Book value and fully converted book value per common share numerator (common shareholders’ equity avail. to the Company)	$1,526.3	$1,479.4	$1,524.0	$1,474.7	$1,465.1

Denominators (in common shares)

Book value per share common denominator (ending common shares)	54,027,795	55,269,690	55,522,489	56,561,997	58,923,505

Common share obligations under benefit plans	1,486,305	1,326,643	1,741,326	1,588,443	1,376,701

Fully converted book value per common share denominator	55,514,100	56,596,333	57,263,815	58,150,440	60,300,206

Book value per common share	$28.25	$26.77	$27.45	$26.07	$24.86
Fully converted book value per common share	$27.49	$26.14	$26.61	$25.36	$24.30

Dividends declared per common share	$0.115	$0.115	$0.105	$0.105	$0.105
Change in FCBVPCS (1) Quarter	5.2%	-1.8%	4.9%	4.4%	7.0%
Change in FCBVPCS adjusted for dividends (2) Quarter	5.6%	-1.3%	5.3%	4.8%	7.5%
Change in FCBVPCS adjusted for dividends (2) YTD	5.6%	17.0%	18.6%	12.6%	7.5%
Change in FCBVPCS adjusted for dividends (2) Rolling 12 months	15.0%	17.0%	22.0%	10.7%	7.3%
Annualized change in FCBVPCS adjusted for dividends (2) Since inception	10.1%

(1) FCBVPCS = Fully converted book value per common share.  See Page 15 for information regarding our use of Non-GAAP Financial Measures.

(2) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account common share dividends declared for the period.  See page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Income (Loss) Available to the Company’s Common Shareholders Per Share (unaudited)

$ in millions, except per share amounts

						Year
	Q1-13	Q4-12	Q3-12	Q2-12	Q1-12	2012

Numerator
Operating income (loss) available to the Company’s common shareholders (1)	$66.0	$(16.9)	$48.5	$43.6	$75.7	$150.9
Adjustment to operating income related to participating securities	(1.6)	—	(1.3)	(1.0)	(1.6)	(3.5)

Adj. operating income (loss) avail. to the Company’s common shareholders	$64.4	$(16.9)	$47.2	$42.6	$74.1	$147.4

Net investment and foreign exchange gains	26.1	—	23.2	18.5	31.4	73.1
Loss on early extinguishment of debt	—	(9.7)	—	—	—	(9.7)
Adjustment to net income related to participating securities	(0.7)	—	(0.6)	(0.4)	(0.6)	(1.4)

Adj. net income (loss) available to the Company’s common shareholders	$89.8	$(26.6)	$69.8	$60.7	$104.9	$209.4

Denominator
Average common shares outstanding	54,487,425	55,438,223	55,653,966	57,257,343	60,205,184	57,138,679

Per common share
Operating income (loss) available to the Company’s common shareholders	$1.18	$(0.31)	$0.85	$0.74	$1.23	$2.58
Net income (loss) available to the Company’s common shareholders	$1.65	$(0.48)	$1.25	$1.06	$1.74	$3.67

(1) Excludes net investment and foreign exchange gains and losses and certain non-recurring items.  See Page 3 for the computation of our operating income (loss) available to the Company’s common shareholders and page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Non-GAAP Financial Measures Disclosures

Within this report, we present “operating income (loss) available to the Company's common shareholders”, which is a "non-GAAP financial measure" as defined in Regulation G pursuant to Section 401 of the Sarbanes - Oxley Act of 2002. This measure represents our GAAP results for the periods presented without consideration of net realized and unrealized investment and foreign exchange gains and losses and certain non-recurring items.  A reconciliation of this measure to our most directly comparable GAAP financial measure, net income (loss) available to the Company's common shareholders, is included herein. We also present a measure referred to as “operating income (loss) available to the Company's common shareholders per share” which represents our “operating income (loss) available to the Company's common shareholders", as adjusted for participating securities, divided by our weighted average common shares outstanding.

Within this report, we also present “book value per common share and fully converted book value per common share”, each of which is a “non-GAAP financial measure” as defined in Regulation G.  The computations of these measures are included herein. We also present a measure referred to as “change in fully converted book value per common share” which represents the change in our “fully converted book value per common share”, taking into account dividends declared on our common shares during the period.

We believe that these non-GAAP measures are important to our investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry and we further believe these measures to be more relevant than comparable GAAP measures in evaluating our financial performance.